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                                                                    EXHIBIT 10.2



                                STOCK PLEDGE AGREEMENT


    STOCK PLEDGE AGREEMENT (this "Agreement"), dated the 6th day of October, 1997, by and between JOEL J. SILVER ("J. Silver"), ESTHER S. SILVER ("E. Silver"), CARYN N. SILVER ("C. Silver"), LAWRENCE N. SILVER ("L. Silver"), having offices c/o International Cutlery, Ltd. 127 West 25th Street, New York, New York 10011, and SHARP OF FLORIDA, INC., a New York corporation, having offices at 3 Southwest 129th Avenue, Pembroke Pines, Florida 33027 (the "Pledgee"). J. Silver, E. Silver, C. Silver and L. Silver are hereinafter sometimes individually referred to as a "Pledgor" and collectively as the "Pledgors").

                                 W I T N E S S E T H:

    WHEREAS, concurrently herewith, the Pledgee has provided to International Cutlery, Ltd., a Delaware corporation (the "Debtor"), a $1,300,000 loan (the "Loan") which is evidenced by Debtors 7% $1,300,000 senior secured convertible promissory note due July 31, 2001 (the "Note"); and

    WHEREAS, the Debtor has agreed to secure its obligations under the Note by granting the Pledgee a first priority lien and security interest on substantially all of the assets and properties of Debtor pursuant to the terms and conditions of a security agreement, also dated of even date herewith (the "Security Agreement"); and

    WHEREAS, in order (a) to further secure the obligations of the Debtor under the Note, and (b) to insure that the Pledgee shall have the right to convert the
Note into sixty (60%) percent of the "Fully-Diluted Debtor Equity" (as hereinafter defined), the Pledgors have agreed, pursuant to this Agreement, to pledge to the Pledgee all, and not less than all, of the shares of Common Stock of the Debtor owned of record and beneficially by the Pledgors; and

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.   DEFINITIONS.

    In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this
Agreement:

         (a) "Common Stock" shall mean the shares of Common Stock of the Debtor, $0.01 par value per share.

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         (b)  "Dilutive Securities" shall mean any options, warrants, notes, debentures, preferred stock, subscriptions, rights, or other securities of the Debtor, whether now existing or hereafter authorized, which are exercisable or convertible into shares of Common Stock of the Debtor, except that with respect to the presently outstanding Class A and/or Class B Redeemable Common Stock Purchase Warrants of Debtor ("Warrants"), such term shall include only shares of Common Stock issued upon exercise of such Warrants prior to conversion of the Note.

         (c) "Event of Default" shall mean and be limited to the occurrence and continuance of an "Event of Default" under Section 5 of the Note.

         (d) "Fully-Diluted Debtor Equity" shall mean the outstanding Common Stock of the Debtor on a fully-diluted basis, after giving effect to the exercise of Dilutive Securities or the conversion of all Dilutive Securities.

         (e) "Noteholder" shall mean the Pledgee or any subsequent holder of Note from time to time.

         (f) "Obligations" shall collectively (i) mean the right of the Noteholder to convert the Note into not less than sixty (60%) percent of the Fully-Diluted Debtor Equity, and (ii) have the same meaning as the term "Loan Obligations" as defined in the Security Agreement.

         (g) "Satisfaction Date" shall mean that date on which all of the Obligations have been paid or performed in full.

         (h) "Shares" shall mean, collectively, the 6,926,692 shares of Common Stock of the Debtor being delivered and pledged to the Pledgees concurrently with the execution and delivery of this Agreement, and shall further include any and all securities which may hereafter be issued upon or in respect of such capital stock (whether in the form or by way of dividends, distributions, recapitalizations or otherwise).

         (i) "Debtor" shall mean International Cutlery, Ltd., a Delaware corporation.

    2.   PLEDGE OF THE SHARES.

         (a) As security for the due and timely payment of the Obligations, the Pledgors hereby pledge to the Pledgee, and grants to the Pledgee a first priority lien and security interest in, all of the Shares (as same are constituted from time to time) until the Satisfaction Date.

         (b) In furtherance of the pledge hereunder, the Pledgors are, concurrently herewith, delivering to the Pledgee the certificates representing all, and not less than all, of the Shares, each accompanied by appropriate undated stock powers duly endorsed in blank by the Pledgor who is the record owner of such Shares.

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    3.   TRANSFER OF SHARES TO PLEDGEE TO PRESERVE FULLY-DILUTED DEBTOR EQUITY.

         In the event that at any time or from time to time subsequent to the full conversion by Pledgee of its Note into shares of Common Stock of the Debtor, there shall continue to remain issued and outstanding any Warrants, on any one or more occasions that the holders of such Warrants shall be entitled receive additional shares of Debtor's Common Stock by reason of the exercise of any such Warrants, the Pledgee shall have the corresponding right, without prior notice or approval of the Pledgors, to transfer into the name of the Pledgee or any nominee of the Pledgee, such additional number of shares of the Common Stock of the Debtor as shall, when added to the number of shares of Debtor's Common Stock issued to the Pledgee upon the full conversion of the Note into Debtor's Common Stock, continue to represent sixty (60%) percent of the issued and outstanding Fully Diluted Debtor Equity, after giving effect to the issuance of any shares of Debtor Common Stock upon such exercise of Warrants.

    4.   RETENTION OF THE SHARES.

         (a) Except as otherwise provided herein, the Pledgee shall have no obligation with respect to the Shares or any other property held or received by the Pledgee hereunder, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

         (b) The Pledgee shall hold the Shares and any other property held or received by the Pledgee hereunder in the form in which same are delivered herewith, unless and until there shall occur and be continuing an Event of Default, or until the Satisfaction Date.

    5.   RIGHTS OF THE PLEDGORS.

         Throughout the term of this Agreement, so long as no Event of Default has occurred and is continuing, the Pledgors shall have the right to vote the Shares in all Debtor corporate matters, except as to matters or in a manner inconsistent with the terms of the Securities Purchase Agreement or this Agreement.

    6.   EVENT OF DEFAULT; POWER OF ATTORNEY.

         (a) Upon the occurrence and during the continuance of any Event of Default the Pledgee shall have the right (provided that the Pledgee has given five (5) days' prior written notice of the subject Event of Default to the Pledgor) to (i) vote the Shares in all Debtor corporate matters, (ii) receive all dividends and distributions paid or declared in respect of the Shares (subject to application thereof in the manner and priorities set forth in Section 7(b) below), (iii) transfer all or any portion of the Shares (as determined by the Pledgee in its discretion) on the books of the Debtor to and in the name of the Pledgee or such other Person or Persons as the Pledgee may designate in furtherance of any sale or other realization of value thereon, (iv) effect any sale, transfer or disposition of all or any portion of the Shares and in furtherance thereof, take possession of and endorse any and all checks, drafts, bills of exchange, money orders or other documents and instruments received on account of the Shares, (v) collect,

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sue for and give acquittance for any money due on account of any of the foregoing, and (vi) take any and all other action contemplated by this Agreement, or as otherwise permitted by law, or as the Pledgee may reasonably deem necessary or appropriate, in order to accomplish the purposes of this Agreement.

         (b) In furtherance of the foregoing powers of the Pledgee, the Pledgors hereby authorize and appoint the Pledgee, with full powers of substitution, as the true and lawful attorney-in-fact of the Pledgors, in their name, place and stead, to take any and all such action as the Pledgee, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Satisfaction Date.

         (c) The foregoing rights and powers granted to the Pledgee, and the foregoing power of attorney, shall be fully binding upon any Person who shall acquire any beneficial interest in any of the Shares (other than a purchaser in foreclosure from the Pledgee).

    7.   FORECLOSURE; SALE OF SHARES.

         (a) Without limitation of Section 5 above, in the event that the Pledgee shall make any sale or other disposition of any or all of the Shares during the continuance of an Event of Default, the Pledgee may also:

              (i) offer and sell all or any portion of the Shares by means of a private placement restricting the offer or sale to a limited number of prospective purchasers who meet such suitability standards as the Pledgee and its counsel may deem appropriate, and who may be required to represent that they are purchasing Shares for investment and not with a view to distribution;

              (ii) purchase all or any portion of the Shares for the Pledgee's own account at a price not less than the highest BONA FIDE offer received therefor, which if effected in a manner in compliance with applicable law, shall be deemed to be a commercially reasonable disposition of the subject Shares; and

              (iii) sell any or all of the Shares upon credit or for future delivery, without being in any way liable for failure of the purchaser to pay for the subject Shares.

         (b) Any and all net proceeds of any sale or other disposition of any Shares shall be applied (i) first, to the reasonable costs and expenses of the sale or other disposition, (ii) next, to the Pledgee, for application to the Note, and (iii) next, to the Pledgors or as may otherwise be directed by a court of competent jurisdiction.

         (c) Upon any sale or any of the Shares in accordance with this Agreement, the Pledgee shall have the right to assign, transfer and deliver the subject Shares to the purchaser(s) thereof, and each such purchaser shall be entitled to hold such Shares absolutely free from any

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right or claim of the Pledgors and/or any other Person claiming any beneficial interest in the Shares, including any equity of redemption (which right and all other such rights are hereby waived by the Pledgors to the fullest extent permitted by law).

    8.   COVENANTS, REPRESENTATIONS AND WARRANTIES.

    In connection with the transactions contemplated by this Agreement, and knowing that the Pledgee is and shall be relying hereon, each of the Pledgors hereby severally (and not jointly and severally) covenants, represents and warrants that:

         (a) the Shares have been duly and validly issued, are fully paid and non-assessable, and are owned by the Pledgors free and clear of any and all restrictions, pledges, liens, encumbrances or other security interests of any kind, save and except for the pledge to the Pledgee pursuant to this Agreement;

         (b) there are and will be no options, warrants or other rights created by the Pledgors in respect of the sale, transfer or other disposition of any of the Shares, and the Pledgors has the absolute right to pledge the Shares hereunder without the necessity of any consent of any Person;

         (c) neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of this Agreement by the Pledgors, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument to which the Pledgors is a party or by which the Pledgors is bound, or (ii) any provision of law, any order of any court or administrative agency, or any rule or regulation applicable to the Pledgors;

         (d) this Agreement has been duly executed and delivered by the Pledgors, and constitutes the legal, valid and binding obligation of each of the Pledgors, enforceable against the Pledgors in accordance with its terms;

         (e) there are no actions, suits or proceedings pending or threatened against or affecting the Pledgors that involve or relate to the Shares;

         (f) the Pledgors shall not, at any time prior to the release of the lien on the Shares in accordance with this Agreement, (i) sell, transfer or convey any interest in any of the Shares, or (ii) suffer or permit any other pledge, lien or encumbrance to be created upon or granted with respect to any of the Shares;

         (g) in the event that and at such time as there shall be distributed or delivered any additional Shares within the definition thereof under paragraph 1(e) above, the Pledgors shall take such action as may be necessary in order that such additional Shares, together with appropriate undated stock powers duly endorsed in blank by the Pledgors, are promptly delivered to the Pledgee to be held in pledge hereunder; and

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         (h)  from time to time hereafter, the Pledgors shall take any and all such further action, and shall execute and deliver any and all such further documents and/or instruments, as the Pledgee may request in order to accomplish the purposes of this Agreement, in order to enable the Pledgee to exercise any of its rights hereunder, and/or in order to secure more fully the Pledgee's interest in the Shares.


    9.   RETURN OF THE SHARES.

    Except to the extent that any of the Shares shall have been foreclosed upon in accordance with this Agreement, the Pledgee shall release its lien hereunder and return the Shares to and in the name of the Pledgors at the Satisfaction Date.

    10.  PLEDGEE'S STANDARD OF CARE.

    The Pledgee shall not incur any liability for any action taken by it, except to the extent that same constitutes gross negligence or willful misconduct by the Pledgee or its agents. The Pledgee shall be entitled to rely upon and assume to be accurate all notices and advice given to the Pledgee hereunder (absent specific knowledge to the contrary) and to rely upon any document and/or signature believed by it in good faith to be genuine and rendered by an authorized representative of the subject person. The Pledgee shall look solely to the Pledgors (or, if available, to proceeds from the sale or disposition of Shares in accordance herewith) for reimbursement of any reasonable costs and expenses which the Pledgee may incur in acting hereunder. The Pledgee may, notwithstanding its status as such hereunder, act as counsel for any interested party (including any Noteholder); and the Pledgee may resign at any time, provided that such resignation shall not become effective until a substitute pledgee is appointed by mutual agreement of the Pledgors and the Requisite Holders, and the Pledgee has delivered to its successor all certificates, documents and/or funds then held by it thereunder.

    11.  MISCELLANEOUS.

         (a) Any notices or consents required or permitted under this Agreement shall be in writing and shall be deemed given when personally delivered, when sent by recognized overnight courier service with all charges prepaid or billed to the account of the sender, or when mailed by certified mail, return receipt requested, with all charges prepaid, in each instance addressed to the party being notified at his or its address first set forth above. Either party may change its address for notices by means of written notice given in accordance herewith, provided that same shall not be deemed to have been given until actual receipt by the party being notified.

         (b) The laws of the State of New York shall govern the construction and enforcement of this Agreement and the rights and remedies of the parties hereto. The parties hereby consent to the jurisdiction of all courts sitting in the State of New York in connection with any action or proceeding under or relating to this Agreement, and waive trial by jury in any such action or proceeding.

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         (c)  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Pledgors shall not, however, assign any of its rights or obligations hereunder without the prior written consent of the Pledgee. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties relating to the specific subject matter hereof.

         (d) Neither any course of dealing between the Pledgors and the Pledgee nor any failure to exercise, or any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege operate as a waiver of any other exercise of such right, power or privilege or any other right, power or privilege.

         (e) No change, amendment, modification, waiver, assignment of rights or obligations, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Requisite Holders shall have consented thereto in writing.

         (f) The captions and paragraph headings in this Agreement are for convenience of reference only, and shall not in any way define, limit or describe the construction, terms or provisions of this Agreement.

         (g) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

[the balance of this page intentionally left blank]

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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.

                                  PLEDGORS:


                                       /s/
                                       -------------------------------
                                                 JOEL J. SILVER


                                       /s/
                                       -------------------------------
                                                 ESTHER S. SILVER


                                       /s/
                                       -------------------------------
                                                 CARYN N. SILVER


                                       /s/
                                       -------------------------------
                                                 LAWRENCE N. SILVER

                                            [PLEDGEE]

                                  SHARP OF FLORIDA, INC.


                                  BY: /s/
                                     ---------------------------

ACCEPTED AND AGREED TO
BY THE DEBTOR:

INTERNATIONAL CUTLERY, LTD.


BY: /s/
    ------------------------------
       PRESIDENT

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